SUPPLEMENT DATED AUGUST 12, 2021
to the following variable annuity prospectuses dated May 3, 2021

Issued by Talcott Resolution Life Insurance Company Separate Account Two:

The Director Select Series I	The Director Select Series II/IIR	The Wachovia Director Series I/IR
The Director Select Series III/IIIR

Issued by Talcott Resolution Life Insurance Company Separate Account Three:

The Director M Select

Issued by Talcott Resolution Life Insurance Company Separate Account Seven:

Leaders Select Series I	Leaders Select Outlook

Issued by Talcott Resolution Life and Annuity Insurance Company Separate Account One:

The Director Select Series II/IIR	The Director Select Series I	Director Select Outlook Series I/IR

This supplement updates certain information in your prospectus for insurance products issued by
Talcott Resolution Life Insurance Company and Talcott Resolution Life and Annuity Insurance Company

Effective on or about October 11, 2021, the following funds under the heading “Wells Fargo Variable Trust Fund” in the Appendix for the funds available under your contract will be renamed as shown in the table below:

Current Name:	New Name:
Wells Fargo VT International Equity Fund - Class 1	Allspring VT International Equity Fund - Class 1
Wells Fargo VT Omega Growth Fund - Class 1	Allspring VT Omega Growth Fund - Class 1
Wells Fargo VT Opportunity Fund - Class 1	Allspring CT Opportunity Fund - Class 1
Wells Fargo VT Small Cap Growth Fund - Class 1	Allspring CT Small Cap Growth Fund - Class 1

This Supplement Should Be Retained With Your Prospectus for Future Reference

HV-7861